FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Financial instruments [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

(a)	Financial Assets and Financial Liabilities by Categories

As at December 31, 2017	Loans and receivables	Available-for-sale	Fair value through profit or loss	Derivative instruments in designated hedge accounting relationships	Other financial liabilities at amortized cost	Total
Financial assets
Cash and cash equivalents	$—	$—	$148.9	$—	$—	$148.9
Trade and other receivables	8.1	—	—	—	—	8.1
Receivables from provisional copper sales	—	—	30.5	—	—	30.5
Investments in securities	—	7.2	—	—	—	7.2
Derivative assets - Hedging instruments	—	—	—	6.8	—	6.8
Derivative assets - Non-hedge	—	—	2.5	—	—	2.5
Other financial assets	22.8	—	—	—	—	22.8
Total financial assets	$30.9	$7.2	$181.9	$6.8	$—	$226.8

Financial liabilities
Total debt	$—	$—	$—	$—	$1,857.7	$1,857.7
Accounts payable and accrued liabilities	—	—	—	—	345.4	345.4
Derivative liabilities - Hedging instruments	—	—	—	5.7	—	5.7
Derivative liabilities - Non-hedge	—	—	8.5	—	—	8.5
Other financial liabilities	—	—	—	—	164.6	164.6
Total financial liabilities	$—	$—	$8.5	$5.7	$2,367.7	$2,381.9

As at December 31, 2016	Loans and receivables	Available-for-sale	Fair value through profit or loss	Derivative instruments in designated hedge accounting relationships	Other financial liabilities at amortized cost	Total
Financial assets
Cash and cash equivalents	$—	$—	$97.4	$—	$—	$97.4
Trade and other receivables	4.9	—	—	—	—	4.9
Receivables from provisional copper sales	—	—	31.7	—	—	31.7
Investments in securities	—	22.1	—	—	—	22.1
Derivative assets - Hedging instruments	—	—	—	3.3	—	3.3
Derivative assets - Non-hedge	—	—	1.6	—	—	1.6
Other financial assets	23.5	—	—	—	—	23.5
Total financial assets	$28.4	$22.1	$130.7	$3.3	$—	$184.5

Financial liabilities
Total debt	$—	$—	$—	$—	$1,592.4	$1,592.4
Accounts payable and accrued liabilities	—	—	—	—	340.0	340.0
Derivative liabilities - Hedging instruments	—	—	—	—	—	—
Derivative liabilities - Non-hedge	—	—	—	—	—	—
Other financial liabilities	—	—	—	—	132.8	132.8
Total financial liabilities	$—	$—	$—	$—	$2,065.2	$2,065.2

(b)	Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In assessing the fair value of a particular contract, the market participant would consider the credit risk of the counterparty to the contract. Consequently, when it is appropriate to do so, the Company adjusts its valuation models to incorporate a measure of credit risk.

i)	Carrying Value Versus Fair Value

Set out below is a comparison by class of the carrying amounts and fair value of the Company's financial instruments, other than those whose carrying amounts are a reasonable approximation of fair value:

	Financial instrument classification	Carrying amount		Fair value (i)
As at December 31,		2017	2016	2017	2016
Debt
Senior unsecured notes	Amortized cost	$1,754.8	$1,455.9	$1,751.5	$1,460.0

(i)
The Company's senior unsecured notes are accounted for at amortized cost, using the effective interest rate method. The fair value required to be disclosed is determined using quoted prices (unadjusted) in active markets, and is therefore classified within Level 1 of the fair value hierarchy.

Management assessed that the fair values of cash and cash equivalents, trade and other receivables, accounts payable and accrued liabilities, and other financial assets and liabilities approximate their carrying amounts, largely due to the short-term maturities of these instruments. Derivative assets and liabilities are already carried at fair value.

ii)	Fair Value Hierarchy

The Company uses the following hierarchy for determining and disclosing the fair value of financial instruments that are measured at fair value:

Level 1:	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.
Level 2:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3:    Unobservable inputs for the asset or liability.

The Company assesses its financial instruments and non-financial contracts on a regular basis to determine the existence of any embedded derivatives that would be required to be separated from the host contract and accounted for separately at fair value through profit or loss. As at December 31, 2017, there were no embedded derivatives requiring separate accounting other than copper concentrate sales.

The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

As at December 31, 2017	Level 1 input	Level 2 input	Level 3 input	Aggregate fair value
Assets
Cash and cash equivalents (Note 15(c))	$148.9	$—	$—	$148.9
Receivables from provisional copper sales	—	30.5	—	30.5
Available-for-sale securities (Note 19)	4.6	—	—	4.6
Warrants (Note 19)	—	2.6	—	2.6
Derivative related assets (Note 19)	—	9.3	—	9.3
	$153.5	$42.4	$—	$195.9
Liabilities
Derivative related liabilities (Note 24)	—	14.2	—	14.2
	$—	$14.2	$—	$14.2

As at December 31, 2016	Level 1 input	Level 2 input	Level 3 input	Aggregate fair value
Assets
Cash and cash equivalents (Note 15(c))	$97.4	$—	$—	$97.4
Receivables from provisional copper sales	—	31.7	—	31.7
Available-for-sale securities (Note 19)	18.7	—	—	18.7
Warrants (Note 19)	—	3.4	—	3.4
Derivative related assets (Note 19)	—	4.9	—	4.9
	$116.1	$40.0	$—	$156.1
Liabilities
Derivative related liabilities (Note 24)	—	—	—	—
	$—	$—	$—	$—

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2017 and 2016.

iii)	Valuation Methodologies Used in the Measurement of Fair Value for Level 2 Financial Assets and Financial Liabilities

Receivables from Provisional Copper Sales

The Company's copper concentrate sales are subject to provisional pricing with the final selling price adjusted at the end of the quotational period. At the end of each reporting period, the Company's accounts receivable relating to these contracts are marked-to-market based on quoted forward prices for which an active commodity market exists.

Warrants

The fair value of warrants is calculated using the Black-Scholes option pricing model, which uses a combination of quoted prices and market-derived inputs, including volatility estimates.

Derivative Related Assets and Liabilities

The fair value of derivative instruments is determined using either present value techniques or option pricing models that utilize a variety of inputs that are a combination of quoted prices and market-corroborated inputs. The Company continues to monitor the potential impact of the recent instability of the financial markets, and will adjust its derivative contracts for credit risk based upon the credit default swap spread for each of the counterparties as warranted.

iv)	Fair Value of Derivatives

The following table summarizes the fair value of derivative related assets and liabilities:

	Total fair value
	Assets		Liabilities
At as December 31,	2017	2016	2017	2016
Derivatives designated as hedges
Currency contracts
Forward contracts	$5.2	$3.3	$1.6	$—
Zero-cost collar contracts	1.5	—	4.1	—
Commodity contracts
Zero-cost collar contracts	0.1	—	—	—
Total derivatives designated as hedges (i)	$6.8	$3.3	$5.7	$—
Derivatives not designated as hedges
Commodity contracts
Forward contracts	—	1.6	5.0	—
Zero-cost collar contracts	1.5	—	3.5	—
Other contracts
DSU contracts (ii)	1.0	—	—	—
Total derivatives not designated as hedges	$2.5	$1.6	$8.5	$—
Total derivative instruments (Note 19 and Note 24)	$9.3	$4.9	$14.2	$—
Analyzed by maturity:
Less than 1 year	$8.5	$4.9	$12.8	$—
Between 1 and 2 years	$0.8	$—	$1.4	$—

(i)
The net gain on derivatives designated as cash flow hedges for the year ended December 31, 2017 recorded in OCI was $7.2 million (net of tax recovery of $1.3 million) (2016 - net loss of $1.6 million, net of tax expense of $1.0 million), which represented the effective portion of the change in fair value of the hedges. There was no hedge ineffectiveness for the years ended December 31, 2017 and 2016. The gain reclassified from OCI to the consolidated statement of operations for the year ended December 31, 2017 was $0.3 million (2016 - loss of $2.8 million).

(ii)
During the first quarter of 2017, the Company entered into a derivative contract to mitigate the volatility of its share price on DSU compensation, effectively locking in the exposure of the Company for three million DSUs (approximately 80% of outstanding DSUs) at a value of C$3.5002 per share.

The following table summarizes realized and unrealized gains/(losses) on derivatives:

For the years ended December 31,	2017	2016
Realized gains/losses
Currency contracts: Forward contracts	$8.2	$—
Currency contracts: Zero-cost collar contracts	8.6	2.8

Commodity contracts: Forward contracts	(29.1)	(6.8)
Commodity contracts: Zero-collar contracts	1.7	—
	$(10.6)	$(4.0)
Unrealized gains/losses
Currency contracts: Forward contracts	$—	$—
Currency contracts: Zero-cost collar contracts	(6.0)	2.3
Commodity contracts: Forward contracts	(6.6)	(2.2)
Commodity contracts: Zero-collar contracts	(2.8)	—
DSU	1.0	—
	$(14.4)	$0.1

(b)	Market Risk

Market risk is the risk that changes in market factors, such as foreign exchange, commodity prices or interest rates will affect the value of the Company's financial instruments. Market risks are managed by either accepting the risk or mitigating it through the use of derivatives and other economic hedges.

i. Currency Risk

The Company’s sales are predominantly denominated in US Dollars. The Company is primarily exposed to currency fluctuations relative to the US Dollar as a portion of the Company’s operating costs and capital expenditures are denominated in foreign currencies; predominately the Brazilian Real, the Argentine Peso, the Chilean Peso, and the Canadian Dollar. Monetary assets denominated in foreign currencies are also exposed to foreign currency fluctuations. These potential currency fluctuations could have a significant impact on production costs and affect the Company’s earnings and financial condition. To limit the variability in the Company’s expected operating expenses denominated in foreign currencies, the Company restarted its hedging program in May 2016, entering into forward contracts and zero-cost collar option contracts as summarized below.

The Company has designated these contracts as cash flow hedges for its highly probable forecasted Brazilian Real and Canadian dollar expenditure requirements. The Company has elected to only designate the change in the intrinsic value of options in the hedging relationships.

The following summarizes the terms of the foreign currency contracts that were designated as cash flow hedges:

•
During the second quarter of 2016, the Company entered into zero-cost collar contracts totalling R$510 million (R$ = Brazilian Reais) with the purchase of call options at an average strike price of R$3.40 per US Dollar and the sale of put options at an average strike price of R$4.13 per US Dollar. The term of the cash flow hedge was from May 2016 to April 2017.

•
During the fourth quarter of 2016, the Company entered into additional zero-cost collar contracts totalling R$400.0 million with the purchase of call options at an average strike price of R$3.25 per US Dollar and sale of put options at an average strike price of R$3.79 per US Dollar. The term of the cash flow hedge was from May 2017 to December 2017 and provided the Company with an approximate 66% hedge over the expected operating costs over the period.

•
During the fourth quarter of 2016, Brio Gold entered into zero-cost collar contracts totalling R$672.0 million with the purchase of call options at an average strike price of R$3.30 per US Dollar and sale of put options at an average strike price of R$3.90 per US Dollar. The term of the cash flow hedge is from January 2017 to December 2018. In addition, Brio Gold entered into currency forward contracts totalling R$672.0 million at an average rate of R$3.55 per US Dollar. The term of the cash flow hedge is from January 2017 to December 2018 and provides Brio Gold with an approximate 60% hedge over the expected operating and capital expenditure costs over the period.

•
During the third quarter of 2017, the Company entered into forward currency contracts for total notional of R$235 million with a weighted average price of R$3.25 per USD. These contracts had all settled by December 2017.

•
During the fourth quarter of 2017, the Company entered into zero-cost collar contracts totalling R$540.0 million with the purchase of call options at an average strike price of R$3.15 per US Dollar and sale of put options at an average strike price of$3.47 per US Dollar. The term of this cash flow hedge is from January 2018 to June 2019.

•
During the fourth quarter of 2017, the Company entered into forward currency contracts for a total notional of CAD$60 million with a weighted average price of CAD $1.2471 per US Dollar. The term of this cash flow hedge is from January 2018 to December 2018.

•
During the fourth quarter of 2017, Brio Gold entered into zero-cost collar contracts totalling R$120.0 million with the purchase of call options at an average strike price of R$3.36 per US Dollar and sale of put options at an average strike price of R$3.70 per US Dollar. The term of the cash flow hedge is from January 2019 to December 2019. In addition, Brio Gold entered into currency forward contracts totalling R$420.0 million at an average rate of R$3.47 per US Dollar. Together, these cash flow hedges have various terms from July 2018 to December 2019 and provide Brio Gold with an approximate 47% hedge over the expected operating costs in 2019.

The following table outlines the Company's exposure to currency risk and the pre-tax effects on profit or loss and equity at the end of the reporting period of a 10% change in the foreign currency for the foreign currency denominated monetary items. The sensitivity analysis includes cash and cash equivalents and trade payables.  The number below indicates an increase or decrease in profit or equity where the US dollar strengthens or weakens by 10% against the relevant foreign currency.

	Effect on net earnings before tax		Effect on other comprehensive income, before tax
(On 10% change in US Dollars exchange rate)	2017	2016	2017	2016
Brazilian Real	$4.0	$3.7	$0.5	$0.1
Argentine Peso	$1.0	$1.1	$—	$—
Canadian Dollar	$8.1	$7.3	$—	$—
Chilean Peso	$4.4	$6.6	$—	$—

The sensitivity analysis included in the tables above should be used with caution as the results are theoretical, based on management's best assumptions using material and practicable data which may generate results that are not necessarily indicative of future performance. In addition, in deriving this analysis, the Company has made assumptions based on the structure and relationships of variables as at the balance sheet date which may differ due to fluctuations throughout the year with all other variables assumed to remain constant. Actual changes in one variable may contribute to changes in another variable, which may amplify or offset the effect on earnings.

ii.	Commodity Price Risk

Gold, copper and silver prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the political and economic conditions of major gold, copper and silver-producing countries. The profitability of the Company is directly related to the market price of gold, copper and silver. A decline in the market prices for these precious metals could negatively impact the Company's future operations.

During the third quarter of 2017, the Company entered into a portfolio of zero-cost collar contracts for copper with a number of counterparties. The arrangement comprises of written call and purchased put options with identical characteristics and a range of strike prices that expire monthly for a period of six months from January to June 2018. Total notional quantities included under this arrangement amount to approximately 45 million pounds of copper (approximately 7.5 million pounds per month). The weighted average strike prices of the options are $2.85 per pound and $3.33 per pound for the put and call options, respectively, comprising the boundaries of the collar. Upon exercise, the leg of the option in the money may be settled net in cash.

During the third quarter of 2017, the Company also entered into a portfolio of zero-cost collar contracts for gold with a number of counterparties. The arrangement comprises of written call and purchased put options with identical characteristics and a range of strike prices that expire over a period of six months from October 2017 to March 2018. Total notional quantities included under this arrangement amounted to 284,200 ounces of gold, of which collars worth 152,300 notional ounces had settled or expired by December 31, 2017. The weighted average strike prices of the options are $1,300 per ounce and $1,414 per ounce for the put and call options, respectively, comprising the boundaries of the collar.

As at December 31, 2017 the Company had $30.5 million (December 31, 2016 — $31.7 million) in receivables relating to provisionally priced concentrate sales. For year ended December 31, 2017, the Company had unrecognized gains of $4.0 million (2016 — $9.1 million gain) on receivables relating to provisionally priced concentrate sales.

As at December 31, 2017, the Company has outstanding contracts whereby 23.1 million pounds of copper was purchased at a price of $3.07 per pound. The Company periodically uses forward contracts to economically hedge against the risk of declining copper prices for a portion of its forecast copper concentrate sales.

The Company's balance sheet exposure to commodity prices is limited to the trade receivables associated with provisional pricing of metal concentrate sales, particularly copper, and the copper forward contracts.  A 10% change in the average metal prices at the balance sheet date with all other variables constant would result in the following impact to the Company's before tax earnings:

	Effects on net earnings, before tax
(10% change in price)	2017	2016
Gold in concentrate	$2.0	$2.1
Copper in concentrate	$5.0	$1.7
Silver in concentrate	$—	$0.1

The change in the average commodity prices will not have an impact on Other Comprehensive Income.

iii.	Interest Rate Risk

As at December 31, 2017, the majority of the Company’s long-term debt was at fixed rates. The Company is exposed to interest rate risk on its variable rate debt and may enter into interest rate swap agreements to hedge this risk. The Company did not have any interest-rate hedges as at December 31, 2017.

iv.	Credit Risk

Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial instrument. The Company limits credit risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties whilst also establishing policies to ensure liquidity of available funds. In addition, credit risk is further mitigated in specific cases by maintaining the ability to novate contracts from lower quality credit counterparties to those with higher credit ratings.

For cash and cash equivalents, trade and other receivables and derivative related assets, credit risk is represented by the carrying amount on the consolidated balance sheets. Cash and cash equivalents are deposited with highly rated corporations and the credit risk associated with these deposits is low. The Company sells its products to large international financial institutions and other organizations with high credit ratings. Historical levels of receivable defaults and overdue balances over normal credit terms are both negligible, thus the credit risk associated with trade receivables is also considered to be negligible. For derivatives, the Company assumes no credit risk when the fair value of the instruments is negative. When the fair value of the instruments is positive, this is a reasonable measure of credit risk. The Company does not have any assets pledged as collateral.

The Company's maximum credit exposure to credit risk is as follows:

As at December 31, 2017	2017	2016
Cash and cash equivalents	$148.9	$97.4
Trade and other receivables	38.6	36.6
Derivative related assets (Note 19)	9.3	4.9
	$196.8	$138.9

v.	Liquidity Risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset.  Under the terms of our trading agreements, counterparties cannot require the Company to immediately settle outstanding derivatives except upon the occurrence of customary events of default. The Company mitigates liquidity risk through the implementation of its Capital Management Policy by managing its capital expenditures, forecast and operational cash flows, and by maintaining adequate lines of credit. As part the capital allocation strategy, the Company examines opportunities to divest assets that do not meet the Company’s investment criteria. In addition, the Company addresses the capital management process as described in Note 31: Capital Management to the Company's Consolidated Financial Statements. Contractual maturities relating to contractual commitments are included in Note 33: Contractual Commitments to the Company's Consolidated Financial Statements and relating to long-term debt are included in Note 26: Long-Term Debt to the Company's Consolidated Financial Statements.

As at December 31,	2017					2016
	Within 1 year	2 - 3 years	4 - 5 years	Over 5 years	Total	Total
Accounts payable and accrued liabilities	$345.4	$—	$—	$—	$345.4	$340.0
Debt repayments	110.0	342.4	222.7	1,196.9	1,872.0	1,604.3
Interest payments on debt	85.6	151.2	127.0	120.8	484.6	426.6
Decommissioning, restoration and similar liabilities (i)	12.1	35.7	75.9	451.5	575.2	732.9
	$553.1	$529.3	$425.6	$1,769.2	$3,277.2	$3,103.8

(i)	Undiscounted inflated amount of future decommissioning, restoration and similar liabilities.